UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 7, 2021

Applied Optoelectronics, Inc.

(Exact name of Registrant as specified in its charter)

Delaware	001-36083	76-0533927
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

13139 Jess Pirtle Blvd.

Sugar Land, TX 77478

(address of principal executive offices and zip code)

(281) 295-1800

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, Par value $0.001	AAOI	NASDAQ Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 8.01. OTHER EVENTS.

On September 1, 2021, Applied Optoelectronics, Inc. (the “Company”) posted a copy of the Notice of Pendency and Proposed Settlement of Stockholder Derivative Action (the “Notice”) and the Stipulation and Agreement of Settlement, dated August 26, 2021 (the “Stipulation of Settlement”) to the Investor Relations section of the Company’s website at http://investors.ao-inc.com/. The contents of the Company’s website shall not be deemed to be incorporated by reference into this Current Report on Form 8-K.

On August 31, 2021, the United States District Court for the Southern District of Texas, Houston Division (the “Court”) issued an order (the “Preliminary Order”) providing for preliminary approval of the proposed settlement of the claims asserted nominally on behalf of the Company against the individual defendants named in the previously disclosed stockholder derivative action entitled In re Applied Optoelectronics, Inc. Derivative Litigation (lead case no. 4:18-cv-02713) pending before the Court in accordance with the Stipulation of Settlement, dated August 26, 2021. The Preliminary Order set November 4, 2021, as the hearing date for the final approval of the terms of the Stipulation of Settlement.

As required by the Preliminary Order, the Company is filing the Stipulation of Settlement and the Notice with this Current Report on Form 8-K, copies of which are attached hereto as Exhibits 99.1 and 99.2, respectively. In accordance with the Preliminary Order, the Notice has also been published in a press release with GlobeNewswire as an additional form of notice to the Company’s stockholders.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits

Exhibit Number	Description
99.1	Stipulation and Agreement of Settlement, dated August 26, 2021.
99.2	Notice of Pendency and Proposed Settlement of Stockholder Derivative Action.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Applied Optoelectronics, Inc.

By: /s/ STEFAN J. MURRY
Stefan J. Murry
Chief Financial Officer

Date: September 7, 2021

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